UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2022

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

On December 28, 2022 (the “Fifth Amendment Date”), CytoSorbents Corporation, a Delaware corporation (the “Company”), CytoSorbents Medical, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“CytoSorbents Medical” and, together with the Company, the “Borrower”) and Bridge Bank, a division of Western Alliance Bank, an Arizona corporation (the “Bank”), entered into an amendment (the “Fifth Amendment”) to that certain Amended and Restated Loan and Security Agreement, dated as of March 29, 2018, by and among the Borrower and the Bank (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”).

The Fifth Amendment provides for an extension of the drawdown period for the remaining $10 million loan commitment available under the Loan Agreement to the earlier of (i) March 1, 2023 (extended from December 31, 2022) and (ii) the occurrence of an Event of Default (as defined in the Loan Agreement) (the “Drawdown Period Extension”).

The foregoing is a summary of the material terms of the Fifth Amendment and does not purport to be complete. A copy of the Fifth Amendment is attached as Exhibit 10.1 and incorporated by reference herein.

Item 8.01	Other Events

On December 29, 2022, the Company issued a press release announcing that it has drawn down $5 million in non-dilutive debt financing under the Loan Agreement and announcing the Drawdown Period Extension. A copy of the press release is included as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to the Amended and Restated Loan and Security Agreement, dated December 28, 2022
99.1	Press Release of the Company, dated December 29, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2022	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer